March 14, 2025

Supplement

SUPPLEMENT DATED MARCH 14, 2025 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Morgan Stanley Global Fixed Income Opportunities Fund (Class IR), dated February 28, 2025

Important Notice Regarding Change in Fund Name and Investment Policy

The Board of Trustees of Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") has approved various changes to the Fund, including: (i) changing the Fund's name from "Morgan Stanley Global Fixed Income Opportunities Fund" to "Morgan Stanley Income Opportunities Fund"; (ii) changing the Fund's benchmark from the Bloomberg Global Aggregate (Hedged USD) Index to the Bloomberg U.S. Aggregate Index; (iii) terminating the Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited with respect to the Fund; and (iv) amending the Fund's principal investment strategies to (a) remove the Fund's non-fundamental investment policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of fixed-income securities, (b) remove the limitation to invest no more than 20% of the Fund's net assets in loan-related investments, (c) add a minimum average credit quality for the Fund of BBB- or higher as rated by S&P Global Ratings Group or Fitch Ratings, Inc. or Baa3 or higher as rated by Moody's Investors Service, Inc. and (d) distinguish that agency and non-agency residential and commercial mortgage-backed securities are different asset classes or market segments for purposes of the Fund's strategy to invest, under normal circumstances, up to 65% of its net assets in any one asset class or market segment. In addition, the portfolio managers for the Fund will change from Michael Kushma, Utkarsh Sharma, Leon Grenyer and Vishal Khanduja to Michael Kushma, Andrew Szczurowski, Brian Shaw and Justin Bourgette. Each of these changes will be effective May 30, 2025 (the "Effective Date").

Implementation of these changes will result in transaction costs and the Fund's performance may be impacted as a result. Additionally, these changes are expected to result in higher short-term portfolio turnover in order to implement the transition, which may have adverse tax consequences subject to the Fund's portfolio activity during the Fund's remaining fiscal year.

Accordingly, on the Effective Date, the Summary Prospectus and Prospectus will be amended as follows:

All references to "Morgan Stanley Global Fixed Income Opportunities Fund" will be deleted and replaced with "Morgan Stanley Income Opportunities Fund."

All references to "Morgan Stanley Investment Management Limited" or "Sub-Adviser" will be deleted.

The first six sentences of the first paragraph of the section of the Summary Prospectus titled "Principal Investment Strategies" and the sections of the Prospectus titled "Fund Summary—Principal Investment Strategies" and "Fund Details—Principal Investment Strategies" will be deleted in their entirety and replaced with the following:

The Fund's "Adviser," Morgan Stanley Investment Management Inc., will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) agency residential and commercial mortgage-backed securities, (3) non-agency residential and commercial mortgage-backed securities, (4) asset-backed securities, (5) emerging market securities, (6) convertible securities, (7) U.S. government securities and foreign sovereign debt, and (8) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. Under normal circumstances, the Fund may invest up to 65% of its net assets in any one asset class or market segment. The Adviser has the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

The eighth and ninth paragraphs of the sections of the Summary Prospectus titled "Principal Investment Strategies" and the Prospectus titled "Fund Summary—Principal Investment Strategies" will be deleted in their entirety and replaced with the following:

In addition to its use of currency derivatives, the Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other similar instruments and techniques.

The Fund may invest in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade. The Fund may also invest in restricted and illiquid securities.

The following will be added as a new paragraph at the end of the sections of the Summary Prospectus titled "Principal Investment Strategies" and the Prospectus titled "Fund Summary—Principal Investment Strategies":

The Fund will maintain an average credit rating of at least investment grade (BBB- by S&P Global Ratings, a division of S&P Global Inc. ("S&P") or Fitch Ratings, Inc. ("Fitch"), or Baa3 by Moody's Investors Service, Inc. ("Moody's")). Although the Fund's average credit rating will be investment grade or higher, the Fund may invest in securities that are rated below investment grade (rated below BBB by either S&P or Fitch, or below Baa by Moody's) or in unrated securities considered to be of comparable quality by the Adviser (often referred to as "junk" instruments). If securities are rated differently by two or more rating agencies, the highest rating will be used.

The table in the sections of the Summary Prospectus titled "Past Performance—Average Annual Total Returns-Calendar Years" and the Prospectus titled "Fund Summary—Past Performance—Average Annual Total Returns-Calendar Years" will be deleted in its entirety and replaced with the following:

Average Annual Total Returns
(for the calendar periods ended December 31, 2024)

	Past 1 Year	Past 5 Years	Since Inception
Class IR(1) Return Before Taxes	6.87%	2.56%	3.45%
Return After Taxes on Distributions(2)	4.51%	0.67%	1.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.02%	1.12%	1.79%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses and taxes)(3)	1.25%	-0.33%	1.34	%(4)
Bloomberg Global Aggregate (Hedged USD) Index (reflects no deduction for fees, expenses or taxes)(5)	3.40%	0.48%	1.89	%(6)

(1)  Class IR shares commenced operations on June 15, 2018.

(2)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

(3)  The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in an index. Effective May 30, 2025, the Fund changed its primary benchmark from the Bloomberg Global Aggregate (Hedged USD) Index to the

Bloomberg U.S. Aggregate Index because the Adviser believes the Bloomberg U.S. Aggregate Index is a more appropriate benchmark for the Fund.

(4)  Since Inception reflects the inception date of Class IR shares.

(5)  The Bloomberg Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. It is not possible to invest directly in an index.

(6)  Since Inception reflects the inception date of Class IR shares.

The sections of the Summary Prospectus titled "Fund Management—Portfolio Managers" and the Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" will be deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Michael Kushma	Managing Director	April 2014
Justin H. Bourgette, CFA	Managing Director	May 2025
Andrew Szczurowski, CFA	Managing Director	May 2025
Brian Shaw, CFA	Executive Director	May 2025

The last sentence of the first paragraph of the section of the Prospectus titled "Fund Details—Principal Investment Strategies" will be deleted in its entirety.

The first two sentences of the seventh paragraph of the section of the Prospectus titled "Fund Details—Principal Investment Strategies" will be deleted and replaced with the following:

The Fund will maintain an average credit rating of at least investment grade (BBB- by S&P or Fitch, or Baa3 by Moody's). Although the Fund's average credit rating will be investment grade or higher, the Fund may invest in securities that are rated below investment grade (rated below BBB by either S&P or Fitch, or below Baa by Moody's) or in unrated securities considered to be of comparable quality by the Adviser (often referred to as "junk" instruments). If securities are rated differently by two or more rating agencies, the highest rating will be used.

The eleventh paragraph of the section of the Prospectus titled "Fund Details—Principal Investment Strategies" will be deleted in its entirety and replaced with the following:

The Fund may invest in loan-related investments, such as public bank loans made by banks or other financial institutions and loan participations and assignments, which may be rated investment grade or below investment grade. To the extent these investments are second lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, the company would be required to pay down these second lien loans prior to other lower-ranked claims on their assets.

The third and fourth paragraphs of the section of the Prospectus titled "Fund Management" will be deleted in their entirety and replaced with the following:

The Fund is managed by members of the Fixed Income team. The team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day implementation of the Fund's overall strategy and portfolio construction are Michael Kushma, Justin Bourgette, CFA, Andrew Szczurowski, CFA and Brian Shaw, CFA.

Mr. Kushma is the Chief Investment Officer of the Broad Markets team for the Adviser. He joined Morgan Stanley in 1987 and the Adviser in 1994. Mr. Szczurowski and Mr. Bourgette are Managing Directors of the Adviser, manage other funds, and have been employed by the Morgan Stanley organization for more than five years. Mr. Shaw is an Executive Director of the Adviser, manages other funds, and has been employed by the Morgan Stanley organization for more than five years.

Please retain this supplement for future reference.

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